Exhibit 32.b

CERTIFICATION

Of

Periodic Financial Report

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.

Section 1350

I, Booker T. Copeland, III, Chief Financial Officer and Corporate Secretary of International Thunderbird Gaming Corporation, hereby certify that the Annual Report on Form 20-F for the Fiscal Year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of International Thunderbird Gaming Corporation.

Dated: July 12, 2004

Booker T. Copeland, III,
Chief Financial Officer and Corporate Secretary